UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 7, 2006


                                  WEB.COM, INC.
             (Exact name of registrant as specified in its charter)


         MINNESOTA                  000-17932                   41-1404301
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
                (Address of Principal Executive Offices/Zip Code)


                                 (404) 260-2477
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

         On November 7, 2006, Web.com, Inc. (the "Company") issued a press release regarding its financial results for the fiscal quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Shell Company Transactions.

                  Not applicable.

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER      DESCRIPTION
                  -------     -----------

                  99.1*       Press Release dated November 7, 2006.

         * This exhibit is furnished, not filed.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  WEB.COM, INC.



Date:    November 7, 2006          By:      /S/ GONZALO TRONCOSO
                                       ----------------------------------------
                                            Gonzalo Troncoso
                                            Chief Financial Officer


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